Award Timing Disclosure	12 Months Ended
Dec. 31, 2025
Award Timing Disclosures [Line Items]
Award Timing MNPI Disclosure [Text Block]	The Compensation Committee and the Board of Directors have not established written policies regarding the timing of option grants or other awards in relation to the release of material nonpublic information (“MNPI”). They do however as a matter of practice take MNPI into account when determining the timing and terms of stock option or other equity awards to executive officers. The Company does not time the disclosure of MNPI, whether positive or negative, for the purpose of affecting the value of executive compensation. During 2025, the timing of grant of stock options did not trigger disclosures hereunder.
Award Timing Method [Text Block]	take MNPI into account when determining the timing and terms of stock option or other equity awards
MNPI Disclosure Timed for Compensation Value [Flag]	false